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                                                                    EXHIBIT 10.5

                               AMENDMENT NO. 2 TO
                      NOTE PURCHASE AND SECURITY AGREEMENT


     AMENDMENT NO. 2 TO NOTE PURCHASE AND SECURITY AGREEMENT (this "Amendment"), dated as of April 28, 1999, among BELK, INC., a Delaware corporation (the "Debtor"), THE BELK CENTER, INC., a North Carolina corporation, as servicer
(the "Servicer"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company") and NATIONSBANK, N.A., a national banking association
("NationsBank"), as agent for the Company and the Bank Investors (in such capacity, the "Agent"), amending that certain Note Purchase and Security Agreement, dated as of June 12, 1998, among the Debtor, the Servicer, the Company, the Agent and NationsBank, as a Bank Investor (the "Agreement").

     WHEREAS, on the terms and conditions set forth herein, the parties to the Agreement wish to amend the Agreement as provided herein.

     NOW, THEREFORE, the parties hereby agree as follows:

     SECTION 1. Defined Terms. As used in this Amendment capitalized terms have the same meanings assigned thereto in the Agreement.

     SECTION 2. Amendment of Certain Definition. In Section 1.1 of the Agreement, the definition of "Commitment Termination Date" shall be amended such that the reference to "June 11, 1999" shall be amended to read "April 27, 2000".

     SECTION 3.  Representations and Warranties.

     (a) The Debtor hereby makes to the Agent, the Company and the Bank Investors, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Agreement, except that to the extent that any of such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true and correct as of such earlier date.

     (b) The Servicer hereby makes to the Agent, the Company and the Bank Investors, on and as of the date hereof, all of the representations and warranties set forth in Section 3.2 of the Agreement, except that to the extent that any of such representations and warranties expressly relate to an earlier date, such representations
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and warranties shall be true and correct as of such earlier date.

          SECTION 4. Effectiveness. This Amendment shall become effective on the later of (i) the first day on or after which it is executed by all the parties hereto, and (ii) April 28, 1999.

          SECTION 5. Costs and Expenses. The Debtor shall pay all of the Company's and the Agent's cost and expenses (including out of pocket expenses and reasonable attorneys fees and disbursements) incurred by them in connection with the preparation, execution and delivery of this Amendment.

          SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 8. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 9. Ratification. Except as expressly affected by the provisions hereof, the Agreement as amended shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first written above.



                                   ENTERPRISE FUNDING
                                    CORPORATION, as Company



                                   By: /s/ KEVIN P. BURNS
                                       ---------------------------------
                                       Name:  Kevin P. Burns
                                       Title: Vice President



                                   BELK, INC., as Debtor



                                   By: /s/ JOHN M. BELK
                                       ---------------------------------
                                       Name:  John M. Belk
                                       Title: Chairman and CEO



                                   THE BELK CENTER, INC.,
                                    as Servicer



                                   By: /s/ JAMES M. BERRY
                                       ---------------------------------
                                       Name:  James M. Berry
                                       Title: Vice President



                                   NATIONSBANK, N.A., as Agent
                                    and a Bank Investor



                                   By: /s/ ELLIOTT T. LEMON
                                       ---------------------------------
                                       Name:  Elliott T. Lemon
                                       Title: Vice President